Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, surplus and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 9, 2023

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2022 and 2021
(in millions)
	2022	2021
Admitted Assets
Bonds	$50,056	$48,723
Stocks	1,836	2,271
Mortgage loans	10,697	10,272
Real estate	43	45
Real estate held-for-sale	—	5
Cash, cash equivalents and short-term investments	1,188	2,295
Contract loans	1,047	1,064
Receivables for securities	29	310
Limited partnerships	8,800	7,693
Other invested assets	290	314
Total cash and invested assets	73,986	72,992
Accrued investment income	489	418
Due premiums and considerations	122	118
Other assets	50	61
Separate account assets	33,288	41,953
Total Admitted Assets	$107,935	$115,542
Liabilities
Aggregate reserves for life, annuity and health contracts	$50,824	$50,041
Deposit liabilities	4,626	4,519
Contract claims	522	572
Member dividends payable	375	293
Interest maintenance reserve	454	629
Asset valuation reserve	2,653	2,384
Borrowed money	903	—
Transfers due to/(from) separate accounts, net	(526)	(637)
Payable for securities	160	1,119
Securities lending obligation	291	337
Other liabilities	677	735
Separate account liabilities	33,208	41,855
Total Liabilities	$94,167	$101,847
Surplus
Unassigned funds	$13,737	$13,695
Other surplus	31	—
Total Surplus	$13,768	$13,695
Total Liabilities and Surplus	$107,935	$115,542
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2022, 2021 and 2020
(in millions)
	2022	2021	2020
Revenues
Premiums	$5,033	$5,182	$4,630
Considerations for supplementary contracts with life contingencies	83	94	107
Net investment income	3,410	4,098	2,951
Separate account fees	758	832	718
Amortization of interest maintenance reserve	91	103	95
Other revenues	71	37	35
Total Revenues	$9,446	$10,346	$8,536
Benefits and Expenses
Death benefits	$1,338	$1,373	$1,334
Surrender benefits	3,634	3,650	3,138
Change in reserves	849	228	826
Other benefits	1,925	1,989	1,938
Total benefits	7,746	7,240	7,236
Commissions	275	305	261
General insurance expenses	822	821	685
Fraternal benefits and expenses	166	236	233
Transfers due to/(from) separate accounts, net	(1,018)	(812)	(861)
Total expenses and net transfers	245	550	318
Total Benefits and Expenses	$7,991	$7,790	$7,554
Gain from Operations before Dividends and Capital Gains and Losses	$1,455	$2,556	$982
Member dividends	375	292	286
Other	—	—	(1)
Gain from Operations before Capital Gains and Losses	$1,080	$2,264	$697
Realized capital gains (losses), net	69	298	(40)
Net Income	$1,149	$2,562	$657
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2022, 2021 and 2020
(in millions)
	2022	2021	2020
Surplus, Beginning of Year	$13,695	$10,699	$10,065
Prior year adjustment	11	—	—
Adjusted Balance – Beginning of Year	$13,706	$10,699	$10,065
Net income	1,149	2,562	657
Change in unrealized investment gains and losses	(758)	722	134
Change in non-admitted assets	(63)	(25)	(97)
Change in asset valuation reserve	(269)	(413)	(135)
Change in reserve valuation basis	—	—	42
Change in surplus of separate account	(18)	(2)	26
Corporate home office building sale	—	—	(22)
Deferred gain on Medicare supplement reinsurance	31	—	—
Pension liability adjustment	(10)	152	29
Surplus, End of Year	$13,768	$13,695	$10,699
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2022, 2021 and 2020
(in millions)
	2022	2021	2020
Cash from Operations
Premiums	$5,104	$5,269	$4,730
Net investment income	2,501	2,536	2,583
Other revenues	829	869	753
	8,434	8,674	8,066
Benefit and loss-related payments	(6,940)	(7,047)	(6,091)
Transfers (to)/from separate account, net	1,129	752	798
Commissions and expenses	(1,287)	(1,355)	(1,139)
Member dividends	(292)	(286)	(329)
Other	5	(9)	(7)
Net Cash from Operations	$1,049	$729	$1,298
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$7,293	$12,421	$10,274
Stocks	1,172	1,404	1,943
Mortgage loans	827	1,038	764
Limited partnerships	1,239	2,156	832
Other	112	135	2,322
	10,643	17,154	16,135
Cost of investments acquired or originated:
Bonds	(9,676)	(14,827)	(9,956)
Stocks	(1,226)	(1,062)	(1,350)
Mortgage loans	(1,253)	(1,664)	(911)
Limited partnerships	(1,666)	(1,985)	(1,222)
Other	(60)	(10)	(406)
	(13,881)	(19,548)	(13,845)
Transactions under mortgage dollar roll program, net	742	1,758	(1,871)
Change in net amounts due (to)/from broker	(678)	(1,784)	(140)
Change in collateral held for securities lending	(46)	72	(214)
Change in contract loans	16	56	44
Net Cash from Investments	$(3,204)	$(2,292)	$109
Cash from Financing and Miscellaneous Sources
Borrowed money	$900	$—	$—
Net deposits (payments) on deposit-type contracts	107	325	146
Other	41	72	(146)
Net Cash from Financing and Miscellaneous Sources	$1,048	$397	$—
Net Change in Cash, Cash Equivalents and Short-Term Investments	$(1,107)	$(1,166)	$1,407
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$2,295	$3,461	$2,054
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,188	$2,295	$3,461
Supplemental Information:
Non-cash investing activities not included above
Refinanced Mortgage Loans	$136	$141	$161
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2022, 2021 and 2020
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $92 million and $834 million in the mortgage dollar roll program as of December 31, 2022 and 2021, respectively.
Stocks: Preferred stocks are carried at market value or amortized cost depending on the preferred stock’s convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Preferred stock that is perpetual or redeemable, has a conversion date, is a mandatory convertible or does not have a mandatory conversion date is reported at fair market value. Preferred stock that is redeemable and has a mandatory conversion date is reported at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are valued using the market or income comparable approach. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

1. Nature Of Operations And Significant Accounting Policies, continued

collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities reported represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2022 and 2021 and for the three years in the period ended December 31, 2022, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
New Accounting Guidance
In 2022, Thrivent adopted modifications to SSAP No. 43R (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

1. Nature Of Operations And Significant Accounting Policies, continued

In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2 and did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent began following the prescribed life product valuation standard. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
Prior Year Adjustment
During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset and therefore charged directly against surplus. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. As a result of these adjustments and in accordance with SSAP No. 3 (Accounting Changes and Corrections of Errors), Thrivent reported an increase to opening surplus of $11 million.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 9, 2023, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2022
U.S. government and agency securities	$1,599	$4	$(129)	$1,474
U.S. state and political subdivision securities	97	13	(1)	109
Securities issued by foreign governments	83	-	(6)	77
Corporate debt securities	38,909	348	(3,824)	35,433
Residential mortgage-backed securities	4,046	3	(519)	3,530
Commercial mortgage-backed securities	1,978	1	(196)	1,783
Collateralized debt obligations	2	10	—	12
Other debt obligations	1,276	—	(48)	1,228
Affiliated bonds	2,066	—	(131)	1,935
Total bonds	$50,056	$379	$(4,854)	$45,581
December 31, 2021
U.S. government and agency securities	$2,551	$145	$(3)	$2,693
U.S. state and political subdivision securities	98	51	—	149
Securities issued by foreign governments	83	4	—	87
Corporate debt securities	37,185	3,970	(127)	41,028
Residential mortgage-backed securities	4,976	104	(15)	5,065
Commercial mortgage-backed securities	2,105	67	(6)	2,166
Collateralized debt obligations	2	9	—	11
Other debt obligations	940	12	(4)	948
Affiliated bonds	783	—	—	783
Total bonds	$48,723	$4,362	$(155)	$52,930
The admitted value of corporate debt securities issued in foreign currencies was $547 million and $678 million as of December 31, 2022 and 2021, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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	Admitted Value	Fair Value
December 31, 2022
Due in 1 year or less	$2,965	$2,966
Due after 1 year through 5 years	11,770	11,239
Due after 5 years through 10 years	14,277	12,745
Due after 10 years through 20 years	8,376	7,887
Due after 20 years	13,798	11,873
Total	$51,186	$46,710
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2022
U.S. government and agency securities	40	$1,039	$(108)	3	$120	$(21)
U.S. state and political subdivision securities	2	12	(2)	—	—	—
Securities issued by foreign governments	9	69	(6)	—	—	—
Corporate debt securities	3,710	27,546	(2,995)	433	2,885	(829)
Residential mortgage-backed securities	258	2,104	(211)	49	1,336	(307)
Commercial mortgage-backed securities	178	1,530	(147)	25	216	(49)
Other debt obligations	125	527	(19)	88	406	(29)
Affiliated bonds	2	1,513	(131)	—	—	—
Total bonds	4,324	$34,340	$(3,619)	598	$4,963	$(1,235)
December 31, 2021
U.S. government and agency securities	11	$994	$(2)	—	$—	$—
U.S. state and political subdivision securities	—	—	—	—	—	—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	461	3,730	(109)	45	417	(19)
Residential mortgage-backed securities	43	1,957	(13)	9	21	(2)
Commercial mortgage-backed securities	24	217	(4)	5	41	(2)
Other debt obligations	107	578	(5)	1	13	—
Affiliated bonds	—	—	—	—	—	—
Total bonds	646	$7,476	$(133)	60	$492	$(23)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

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Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2022	2021
Unaffiliated Preferred Stocks:
Cost	$463	$476
Gross unrealized gains	7	79
Gross unrealized losses	(32)	(7)
Fair value	$438	$548
Statement value	$461	$546
Unaffiliated Common Stocks:
Cost	$753	$922
Gross unrealized gains	126	451
Gross unrealized losses	(58)	(14)
Fair value/statement value	$821	$1,359
Affiliated Common Stocks:
Cost	$345	$126
Gross unrealized gains	27	31
Gross unrealized losses	(62)	(38)
Fair value/statement value	$310	$119
Affiliated Mutual Funds/ETFs:
Cost	$259	$217
Gross unrealized gains	4	30
Gross unrealized losses	(19)	—
Fair value/statement value	$244	$247
Total statement value	$1,836	$2,271
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.7 billion and $10.3 billion for the years ended December 31, 2022 and 2021. There was no allowance for credit losses as of December 31, 2022 or 2021.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

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The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2022	2021
In good standing	$10,676	$10,238
Restructured loans, in good standing	20	34
Delinquent	1	—
In process of foreclosure	—	—
Total mortgage loans	$10,697	$10,272

	2022	2021
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.6%	0.8%
Total principal	$23	$101
Number of loans	27	80
Interest Rates for Loans Issued During the Year:
Maximum	6.4%	4.8%
Minimum	2.5%	2.0%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	63%	67%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2022	2021
Current	$10,695	$10,272
30 – 59 days past due	1	—
60 – 89 days past due	—	—
90 – 179 days past due	1	—
180+ days past due	—	—
Total mortgage loans	$10,697	$10,272
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$1	$—
Interest accrued	—	—

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The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2022	2021
Geographic Region:
Pacific	31%	32%
South Atlantic	19	19
East North Central	8	7
West North Central	9	11
Mountain	7	8
Mid-Atlantic	11	9
West South Central	10	9
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2022	2021
Property Type:
Industrial	25%	23%
Retail	17	19
Office	14	15
Church	8	9
Apartments	29	27
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For both years ended December 31, 2022 and 2021, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was less than $1 million for both years ended December 31, 2022 and 2021 and $8 million for the year ended December 31, 2020. The average recorded investment in impaired mortgage loans was $7 million for both

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years ended December 31, 2022 and 2021. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2022, 2021 and 2020.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2022 and 2021, Thrivent restructured two loans with a carrying value of $2 million and 1 loan with a carrying value of $3 million, respectively.
For the years ended December 31, 2022 and 2021, Thrivent held seven mortgage loans with a carrying value of $20 million and nine loans with a carrying value of $34 million, respectively, where loan restructures had occurred and the loans were in good standing. For the year ended December 31, 2022, there was one restructured mortgage loan with a payment default greater than 90 days with a carrying value of $1 million. For the year ended December 31, 2021, the nine restructured mortgage loans had no payment defaults after modifications.
During the years ended December 31, 2022 and 2021, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2022	2021
Home office properties	$141	$139
Held-for-sale	—	5
Total before accumulated depreciation	141	144
Accumulated depreciation	(98)	(94)
Total real estate	$43	$50
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million gain on the sale of the property was recognized in 2021 to realized capital gains and losses.
In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A gain of less than $1 million on the sale of the property was recognized in 2022 to realized capital gains and losses.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

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The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2022
Assets:
Call spread options	$48	$936	$(28)
Futures	—	234	11
Foreign currency swaps	77	750	11
Interest rate swaps	—	—	(2)
Covered written call options	—	—	—
Total assets	$125	$1,920	$(8)
Liabilities:
Call spread options	$(32)	$961	$17
Futures	—	1,424	—
Foreign currency swaps	(1)	65	1
Covered written call options	—	—	6
Total liabilities	$(33)	$2,450	$24
As of and for the year ended December 31, 2021
Assets:
Call spread options	$118	$849	$197
Futures	—	434	(20)
Foreign currency swaps	35	550	10
Interest rate swaps	—	—	(1)
Covered written call options	—	—	—
Total assets	$153	$1,833	$186
Liabilities:
Call spread options	$(91)	$885	$(187)
Futures	—	258	—
Foreign currency swaps	(9)	126	1
Covered written call options	(2)	—	10
Total liabilities	$(102)	$1,269	$(176)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2022, 2021 and 2020, $4 million, $16 million and $9 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

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Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2022	2021
Loaned Securities:
Carrying value	$303	$290
Fair value	282	330
Cash Collateral Reinvested:
Open	$63	$156
30 days or less	112	64
31 - 60 days	59	61
61 - 90 days	15	26
91 - 120 days	6	—
121 - 180 days	10	3
181 - 365 days	11	—
1 - 2 years	15	27
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$291	$337
Cash collateral liabilities	$291	$337
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2022	2021
Bonds:
Carrying value	$52	$36
Fair value	52	36
Short-term Investments:
Carrying value	$46	$51
Fair value	46	51
Cash Equivalents:
Carrying value	$193	$250
Fair value	193	250
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

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Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2022, Thrivent completed 1,251 transactions, selling 61 securities with a book value totaling $12 million where the cost to repurchase within 30 days totaled $13 million. The net gain for securities sold and later repurchased totaled $1 million. At December 31, 2021, Thrivent completed 449 transactions, selling 44 securities with a book value totaling $6 million where the cost to repurchase within 30 days totaled $10 million. The net gain for securities sold and later repurchased totaled $4 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is three months to one year with a carrying value and fair value of $10 million and $0 million for the years ended December 31, 2022 and 2021, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2022	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	90	10
3rd quarter	55	—
4th quarter	45	10

December 31, 2021	Maximum	Ending Balance
Bonds:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

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The fair value of the cash collateral under the repo borrowing transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2022	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	92	10
3rd quarter	56	—
4th quarter	46	10

December 31, 2021	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the Federal Home Loan Bank of Chicago (“FHLB”). This FHLB membership required a purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent’s strategy is to utilize these funds to optimize liquidity or spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funds borrowed from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowings from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account.
As of December 31, 2022, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The following tables indicate the amounts of FHLB capital and activity-based stock, collateral pledged, and assets and liabilities related to Thrivent’s agreement with FHLB as of December 31, 2022 and 2021.
The amount of FHLB capital stock held as of December 31 (in millions):
	2022	2021
Membership Stock – Class B par value	$—	$5
Activity Stock	25	—
Aggregate Total	$25	$5
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2022			2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$1,559	$1,732	$900	$659	$617	$—

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The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2022			2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$1,559	$1,732	$900	$659	$617	$—
The fair value and carrying amount of the borrowed funds, excluding accrued interest, was $900 million and $0 million as of December 31, 2022 and 2021, respectively. Interest accrues as of December 31, 2022 and 2021 at a weighted average rate of 3.8% and 0.0%, respectively. Interest paid in 2022 and 2021 was $12 million and $0 million, respectively. The outstanding borrowings of $900 million as of December 31, 2022 are scheduled to mature in 2023 and Thrivent has the discretion to roll those maturities into future borrowings.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $2.2 billion and $1.0 billion at December 31, 2022 and 2021, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 2% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2022 and 2021.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2022	2021	2020
Bonds	$1,854	$1,792	$1,797
Preferred stock	22	21	19
Unaffiliated common stocks	24	22	27
Affiliated common stocks	165	101	94
Mortgage loans	400	423	439
Real estate	12	13	17
Contract loans	75	78	82
Cash, cash equivalents and short-term investments	25	5	19
Limited partnerships	901	1,680	489
Other invested assets	17	31	32
Gross investment income	3,495	4,166	3,015
Investment expenses	(82)	(63)	(57)
Depreciation on real estate	(3)	(5)	(7)
Net investment income	$3,410	$4,098	$2,951
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2022, there were 207 securities with a callable or tender feature sold or redeemed totaling $29 million. During 2021, there were 515 securities with a callable or tender feature sold or redeemed totaling $124 million.

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2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2022	2021	2020
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$90	$302	$293
Gross losses	(190)	(122)	(211)
Stocks:
Gross gains	168	348	316
Gross losses	(75)	(18)	(86)
Futures	11	(20)	(200)
Other	(1)	5	—
Net gains (losses) on sales	3	495	123
Provisions for Losses:
Bonds	(17)	(5)	(44)
Stocks	—	—	(1)
Other	(1)	—	14
Total provisions for losses	(18)	(5)	(31)
Realized capital gains (losses)	(15)	490	92
Transfers to interest maintenance reserve	84	(192)	(132)
Realized capital gains (losses), net	$69	$298	$(40)
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.7 billion, $11.8 billion and $9.7 billion for the years ended December 31, 2022, 2021 and 2020, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2022 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2022, the amortized cost basis for these securities, prior to any current-period OTTI was $46 million. The OTTI recognized in earnings as a realized loss totaled $5 million. The fair value of the securities as of the date impaired totaled $38 million. The amortized cost basis after the current-period impairment totaled $41 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2022	2021
Life insurance reserves	$25,197	$24,866
Disability and long-term care active life reserves	98	107
Disability and long-term care unpaid claims and claim reserves	367	375
Annuity reserves	18,768	18,445
Health contracts	6,394	6,248
Aggregate reserves for life, annuity and health contracts	$50,824	$50,041

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3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2022
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$146	$—	$146	1%
At book value less a surrender charge of 5% or more	1,896	—	—	1,896	4
At fair value	—	—	30,627	30,627	61
Total with market value adjustment or at fair value	1,896	146	30,627	32,669	66
At book value without adjustment	15,348	—	—	15,348	31
Not subject to discretionary withdrawal	1,524	—	43	1,567	3
Total	$18,768	$146	$30,670	$49,584	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$354	$—	$—	$354
December 31, 2021
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$162	$—	$162	1%
At book value less a surrender charge of 5% or more	1,475	—	—	1,475	2
At fair value	—	—	38,723	38,723	67
Total with market value adjustment or at fair value	1,475	162	38,723	40,360	70
At book value without adjustment	15,436	—	—	15,436	27
Not subject to discretionary withdrawal	1,534	—	60	1,594	3
Total	$18,445	$162	$38,783	$57,390	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$557	$—	$—	$557

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3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2022
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,125	$—	$—	$4,125	89%
Total with market value adjustment or at fair value	4,125	—	—	4,125	89
At book value without adjustment	435	—	—	435	9
Not subject to discretionary withdrawal	66	—	14	80	2
Total	$4,626	$—	$14	$4,640	100%
December 31, 2021
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,037	$—	$—	$4,037	89%
Total with market value adjustment or at fair value	4,037	—	—	4,037	89
At book value without adjustment	418	—	—	418	9
Not subject to discretionary withdrawal	64	—	21	85	2
Total	$4,519	$—	$21	$4,540	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2022	2021
Aggregate reserves for life, annuity and health contracts	$18,768	$18,445
Deposit liabilities	4,626	4,519
Liabilities related to separate accounts	30,830	38,966
Total	$54,224	$61,930

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2022
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,358	$10,345	$10,377	$—	$—	$—
Universal life with secondary guarantees	1,469	1,335	1,564	1,129	996	1,021
Other permanent cash value life insurance	—	12,070	12,988	—	—	—
Variable universal life	43	43	57	829	826	831
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,043	XXX	XXX	—
Accidental death benefits	XXX	XXX	14	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	98	XXX	XXX	—
Disability – disable lives	XXX	XXX	353	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,870	$23,793	$26,496	$1,958	$1,822	$1,852
Reinsurance ceded	(531)	(680)	(834)	—	—	—
Total	$11,339	$23,113	$25,662	$1,958	$1,822	$1,852
December 31, 2021
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,368	$10,355	$10,386	$—	$—	$—
Universal life with secondary guarantees	1,347	1,211	1,464	1,250	1,136	1,153
Other permanent cash value life insurance	—	11,881	12,767	—	—	—
Variable universal life	42	42	55	1,097	1,094	1,100
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	15	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	107	XXX	XXX	—
Disability – disable lives	XXX	XXX	360	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,757	$23,489	$26,195	$2,347	$2,230	$2,253
Reinsurance ceded	(478)	(591)	(847)	—	—	—
Total	$11,279	$22,898	$25,348	$2,347	$2,230	$2,253

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2022 and 2021, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumption to now include a 10% equity allocation to the asset portfolio for both closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease that brought the PDR to zero for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2022 and 2021, totaling $7.0 billion and $8.5 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2022 and 2021, totaled $24 million and $30 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2022
Ordinary new business	$9	$1
Ordinary renewal	73	108
Total	$82	$109
December 31, 2021
Ordinary new business	$12	$1
Ordinary renewal	64	103
Total	$76	$104
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2022	2021	2020	2019	2018
Risk charge paid	$114	$119	$102	$104	$108
Payments for guaranteed benefits	22	6	7	5	4

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2022
Reserves:
For accounts with assets at fair value	$146	$32,536	$32,682
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$146	$—	$146
At fair value	—	32,479	32,479
Not subject to discretionary withdrawal	—	57	57
Total	$146	$32,536	$32,682
December 31, 2021
Reserves:
For accounts with assets at fair value	$162	$41,057	$41,219
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$162	$—	$162
At fair value	—	40,976	40,976
Not subject to discretionary withdrawal	—	81	81
Total	$162	$41,057	$41,219

	2022	2021	2020
Premiums, Considerations and Deposits:
Non-indexed guarantee	$—	$—	$1
Non-guaranteed	1,986	2,531	1,849
Total	$1,986	$2,531	$1,850

	2022	2021	2020
Transfers to separate accounts	$1,986	$2,531	$1,849
Transfers from separate accounts	(2,981)	(3,335)	(2,712)
Other items	(23)	(8)	2
Transfers to separate accounts, net	$(1,018)	$(812)	$(861)

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2022	2021
Net balance at January 1	$1,036	$1,097
Incurred Related to:
Current year	454	515
Prior years	(74)	(172)
Total incurred	380	343
Paid Related to:
Current year	52	128
Prior years	286	276
Total paid	338	404
Net balance at December 31	$1,078	$1,036
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2022	2021	2020
Direct premiums	$5,256	$5,289	$4,736
Reinsurance ceded	(223)	(107)	(106)
Net premiums	$5,033	$5,182	$4,630
Reinsurance claims recovered	$201	$131	$89
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2022	2021
Life insurance	$835	$847
Accident-and-health	39	—
Total	$874	$847
During 2022, Thrivent entered into a reinsurance agreement whereby certain medical supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 40% of the reinsurance recoverable as of December 31, 2022.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2022 and 2021.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2022	2021
Unrealized gains and (losses)	$654	$1,412
Non-admitted assets	(315)	(252)
Separate accounts	80	99
Asset valuation reserve	(2,653)	(2,384)

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

7. Surplus, continued

The deferred gain from the 2018 sale of the corporate home office property was included in other surplus funds as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in other surplus funds as of December 31, 2020.
The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third-party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third-party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third-party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on borrowed money from the FHLB is equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans’ aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data.
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2022
Assets:
Bonds	$388	$—	$—	$388
Unaffiliated preferred stocks	—	207	—	207
Unaffiliated common stocks	796	—	—	796
Cash, cash equivalents and short-term investments	197	—	—	197
Separate account assets	—	33,288	—	33,288
Other invested assets	—	77	48	125
Total	$1,381	$33,572	$48	$35,001
Liabilities:
Other liabilities	$—	$1	$32	$33
December 31, 2021
Assets:
Bonds	$164	$—	$—	$164
Unaffiliated preferred stocks	—	398	—	398
Unaffiliated common stocks	1,353	6	—	1,359
Cash, cash equivalents and short-term investments	570	—	—	570
Separate account assets	—	41,953	—	41,953
Other invested assets	—	35	118	153
Total	$2,087	$42,392	$118	$44,597
Liabilities:
Other liabilities	$—	$9	$91	$100

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2022	2021
Assets:
Balance, January 1	$118	$163
Purchases	93	59
Sales	(6)	(468)
Realized gains and (losses) net income	(27)	200
Unrealized gains and (losses) surplus	(130)	164
Balance, December 31	$48	$118
Liabilities:
Balance, January 1	$91	$136
Purchases	69	40
Sales	(40)	(49)
Realized gains and (losses) net income	18	(186)
Unrealized gains and (losses) surplus	(106)	150
Balance, December 31	$32	$91
Transfers
During 2022, Thrivent transferred $143 million into Level 2 from Level 3 and $139 million into Level 3 from Level 2 for bonds and preferred stocks which are not held at fair value. During 2021, Thrivent had transfers of $190 million into Level 2 from Level 3 and transfers of less than $1 million into Level 3 from Level 2 for bonds and preferred stocks which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets:
Bonds	$50,056	$1,528	$30,779	$13,274	$45,581
Unaffiliated preferred stocks	461	—	207	231	438
Unaffiliated common stocks	821	796	25	—	821
Affiliated common stock	310	—	310	—	310
Affiliated mutual funds/ETFs	244	102	142	—	244
Mortgage loans	10,697	—	—	9,794	9,794
Contract loans	1,047	—	—	1,047	1,047
Cash, cash equivalents and short-term investments	1,188	197	991	—	1,188
Limited partnerships	8,800	—	—	8,800	8,800
Real estate – held-for-sale	—	—	—	—	—
Assets held in separate accounts	33,288	—	33,288	—	33,288
Other invested assets	290	3	162	134	299
Financial Liabilities:
Deferred annuities	$16,623	$—	$—	$16,133	$16,133
Other deposit contracts	1,061	—	—	1,061	1,061
Borrowed money	903	—	903	—	903
Other liabilities	33	—	1	32	33
Separate account liabilities	33,208	—	33,208	—	33,208
December 31, 2021
Financial Assets:
Bonds	$48,723	$2,627	$36,594	$13,709	$52,930
Unaffiliated preferred stocks	546	—	398	150	548
Unaffiliated common stocks	1,359	1,353	6	—	1,359
Affiliated common stock	119	—	119	—	119
Affiliated mutual funds	247	120	127	—	247
Mortgage loans	10,272	—	—	11,007	11,007
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,295	570	1,725	—	2,295
Limited partnerships	7,693	—	—	7,693	7,693
Real estate – held-for-sale	5	—	—	8	8
Assets held in separate accounts	41,953	—	41,953	—	41,953
Other invested assets	314	—	144	199	343
Financial Liabilities:
Deferred annuities	$16,152	$—	$—	$15,797	$15,797
Other deposit contracts	1,068	—	—	1,068	1,068
Borrowed money	—	—	—	—	—
Other liabilities	102	—	9	91	100
Separate account liabilities	41,855	—	41,855	—	41,855

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2022	2021	2020	2022	2021	2020
Service cost	$21	$21	$21	$2	$2	$2
Interest cost	36	33	39	3	3	4
Expected return on plan assets	(86)	(78)	(79)	—	—	—
Other	—	13	18	(1)	—	—
Net periodic cost	$(29)	$(11)	$(1)	$4	$5	$6
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2022	2021	2022	2021
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,284	$1,316	$109	$127
Service cost	21	21	2	2
Interest cost	36	33	3	3
Actuarial (gain) loss	(213)	(27)	(21)	—
Transfers from defined contribution plan	—	1	—	—
Benefits paid	(61)	(60)	(6)	(12)
Plan changes	—	—	—	(11)
Benefit obligation, end of year	$1,067	$1,284	$87	$109
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,356	$1,235	$—	$—
Actual return on plan assets	(156)	180	—	—
Employer contribution	—	—	6	12
Transfers from defined contribution plan	—	1	—	—
Benefits paid	(61)	(60)	(6)	(12)
Fair value of plan assets, end of year	$1,139	$1,356	$—	$—
The significant changes in actuarial gain of the 2022 projected benefit obligation primarily relates to an increased discount rate, partially offset by assumption changes. For 2021, the change in the actuarial gain consists primarily of an increased discount rate partially offset by assumption changes.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2022	2021	2022	2021
Funded Status:
Accrued benefit costs	$—	$—	$(113)	$(116)
Asset (Liability) for pension benefits	72	72	26	7
Total overfunded (unfunded) liabilities	$72	$72	$(87)	$(109)
Deferred Items:
Net (gain) loss	$154	$125	$(16)	$15
Net prior service cost	—	—	(10)	(11)
Accumulated amounts recognized in periodic pension expenses	$226	$197	$(113)	$(105)
Accumulated benefit obligation	$1,046	$1,249	$87	$109
The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2022 and 2021, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2021	$—	$267	$267	$—	$4	$4
Net prior service cost recognized	—	—	—	(11)	—	(11)
Net (gain) loss arising during the period	—	(128)	(128)	—	—	—
Net gain (loss) recognized	—	(14)	(14)	—	—	—
Balance, December 31, 2021	$—	$125	$125	$(11)	$4	$(7)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	29	29	—	(20)	(20)
Net gain (loss) recognized	—	—	—	—	—	—
Balance, December 31, 2022	$—	$154	$154	$(10)	$(16)	$(26)

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2022	2021	2022	2021
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2022	2021	2022	2021
Weighted Average Assumptions:
Discount rate	5.2%	2.9%	5.2%	2.9%
Expected return on plan assets	6.5	6.5	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	3.9	1.6	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 6.6% and 6.8% in 2022 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2032. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2023 – $70 million; 2024 – $73 million; 2025 – $75 million; 2026 – $77 million; 2027 –$79 million; and 2028 to 2032 – $409 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2023 – $10 million; 2024 – $9 million; 2025 – $9 million; 2026 – $8 million; 2027 – $8 million; and 2028 to 2032 – $32 million.
The minimum pension contribution required for 2022 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2023.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2022	2021
Equity securities	72%	75%	76%
Fixed income and other securities	28	25	24
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2022
Fixed Maturity Securities:
U.S. government and agency securities	$75	$3	$—	$78
Corporate debt securities	—	121	—	121
Residential mortgage-backed securities	—	61	—	61
Commercial mortgage-backed securities	—	10	—	10
Other debt obligations	3	12	—	15
Common stocks	439	—	—	439
Affiliated mutual funds – equity funds	—	130	—	130
Short-term investments	—	131	—	131
Limited partnerships	—	—	177	177
Total	$517	$468	$177	$1,162

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

	Level 1	Level 2	Level 3	Total
December 31, 2021
Fixed Maturity Securities:
U.S. government and agency securities	$94	$10	$—	$104
Corporate debt securities	—	141	—	141
Residential mortgage-backed securities	—	75	2	77
Commercial mortgage-backed securities	—	3	—	3
Other debt obligations	—	20	—	20
Common stocks	593	—	—	593
Affiliated mutual funds – equity funds	—	133	—	133
Short-term investments	129	65	1	195
Limited partnerships	—	—	169	169
Total	$816	$447	$172	$1,435
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $23 million and $79 million as of December 31, 2022 and 2021, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2022 or 2021. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2022, 2021 and 2020, Thrivent contributed $43 million, $41 million and $35 million, respectively, to these plans.
As of December 31, 2022 and 2021, $64 million and $69 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2022, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

10. Commitments and Contingent Liabilities, continued

Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $279 million and $71 million as of December 31, 2022 and 2021, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.3 billion and $6.9 billion as of December 31, 2022 and 2021, respectively.
Financial Guarantees
Thrivent has entered into an agreement through 2036 to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party.
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $16 million, $17 million and $14 million for each of the years ended December 31, 2022, 2021 and 2020 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2022 were $174 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2023 – $14 million; 2024 – $12 million; 2025 – $12 million; 2026 – $11 million and thereafter – $125 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2021, values was completed on June 22, 2022 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $310 million and $119 million related to Holdings for the years ended December 31, 2022 and 2021, respectively. Non-admitted values related to Holdings were $46 million and $32 million for the years ended December 31, 2022 and 2021, respectively.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

11. Related Party Transactions, continued

During 2022, Thrivent received cash distributions of $859 million and $352 million from majority-owned limited partnerships Thrivent White Rose Funds Limited (“WRF”) and Pacific Street Fund Limited (“PSF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, PSF, Holdings and Thrivent Education Funding LLC (“TEF”) in the amounts of $1.3 billion, $355 million, $287 million and $67 million respectively.
During 2022, Thrivent received cash distributions of $153 million from Holdings and $33 million from TEF and are treated as dividends.
During 2022, Thrivent received $20 million from TEF and $5 million from Gold Ring Holdings, LLC and are treated as return of capital.
Other Related Party Transactions
Thrivent has invested $244 million and $247 million in various Thrivent mutual funds/ETFs as of December 31, 2022 and 2021, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $129 million, $108 million and $85 million for the years ended December 31, 2022, 2021 and 2020, respectively. The net receivables due from affiliates for the years ended December 31, 2022 and 2021 were $11 million and $14 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$134 million, $173 million and $135 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $194 million, $218 million and $187 million for the years ended December 31, 2022, 2021 and 2020, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (VFN) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture and was last amended in December 2022 and allows for a maximum aggregate principal amount of $2.0 billion and is collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $1.0 billion and $783 million as of December 31, 2022 and 2021, respectively. During 2022, Thrivent invested $684 million in the VFN and received $401 million of principal payments.
In August 2021, TEF entered into an agreement, last amended December 2022, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $685 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2022, TEF was not required to purchase any student loans under the terms of the agreement.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

11. Related Party Transactions, continued

In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in June 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $619 million as of December 31, 2022. During 2022, Thrivent invested $870 million in the VFN and received $233 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS, which is collateralized by student loans, is supported by an indenture that allows for a maximum aggregate principal amount of $750 million. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $422 million as of December 31, 2022.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Life Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account C indicated in Note 1, as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Life Account C as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Life Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Life Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, MN

April 26, 2023

We have served as the auditor of one or more of the subaccounts of Thrivent Variable Life Account C since 2014.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

Subaccount	Investments at fair value	Net Assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
High Yield	$88,854	$88,854	$88,854	2,354	$37.74	$125,335	22,461
Income	$62,219	$62,219	$62,219	1,940	$32.07	$72,551	7,365
Large Cap Growth	$761,534	$761,534	$761,534	6,184	$123.14	$579,356	20,833
Money Market	$—	$—	$—	—	$1.20	$—	—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
High Yield	$4,974	$(2,106)	$2,868	$(741)	$—	$(14,535)	$(15,276)	$(12,408)
Income	$2,291	$(1,509)	$782	$(124)	$2,137	$(16,242)	$(14,229)	$(13,447)
Large Cap Growth	$—	$(20,565)	$(20,565)	$7,979	$79,769	$(479,822)	$(392,074)	$(412,639)
Money Market	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Transfers for contract benefits and terminations		Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
High Yield	$2,868	$(741)	$(14,535)	$(12,408)	$—	$—	$—	$(12,408)	$101,262	$88,854
Income	$782	$2,013	$(16,242)	$(13,447)	$—	$—	$—	$(13,447)	$75,666	$62,219
Large Cap Growth	$(20,565)	$87,748	$(479,822)	$(412,639)	$—	$—	$—	$(412,639)	$1,174,173	$761,534
Money Market	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income(loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Transfers for contract benefits and terminations		Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
High Yield	$2,290	$(509)	$233	$2,014	$—	$—	$—	$2,014	$99,248	$101,262
Income	$365	$2,322	$(4,809)	$(2,122)	$—	$—	$—	$(2,122)	$77,788	$75,666
Large Cap Growth	$(23,544)	$123,473	$97,198	$197,127	$—	$—	$—	$197,127	$977,046	$1,174,173
Money Market	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2022

(1) ORGANIZATION

The Thrivent Variable Insurance Account C (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains four subaccounts each of which invests only in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2022, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended.

Subaccount	Series
High Yield	Thrivent Series Fund, Inc.— High Yield Portfolio
Income	Thrivent Series Fund, Inc.— Income Portfolio
Large Cap Growth	Thrivent Series Fund, Inc.— Large Cap Growth Portfolio
Money Market	Thrivent Series Fund, Inc.— Money Market Portfolio

The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to support only single premium variable life insurance contracts issued by Thrivent Financial. The Variable Account has ceased issuing new business. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount’s investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered during the first eight years a contract is in force. The surrender charge is equal to 6% of the single premium through the fifth contract year, decreases by 1% for each of the contract years six through eight, and is 0% after the eighth contract year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily asset charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for various charges assumed in connection with the contract. This asset charge is for premium taxes, cost of insurance, mortality and expense risks, and administration, and is equivalent to an annual rate of 2.30% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2022, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at January 1, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022
High Yield	2,354	—	—	2,354	—	—	2,354
Income	1,940	—	—	1,940	—	—	1,940
Large Cap Growth	6,184	—	—	6,184	—	—	6,184
Money Market	—	—	—	—	—	—	—

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2022 were as follows:

Subaccount	Purchases	Sales
High Yield	$4,974	$2,106
Income	4,428	1,509
Large Cap Growth	79,769	20,565
Money Market	—	—

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2022, follows:

Subaccount	2022	2021	2020	2019	2018

High Yield
Units	2,354	2,354	2,354	2,842	3,081
Unit value	$37.74	$43.01	$42.16	$41.98	$37.57
Net assets	$88,854	$101,262	$99,248	$119,306	$115,760
Ratio of expenses to net assets (a)	2.30%	2.30%	2.30%	2.3030	2.30%
Investment income ratio (b)	5.42%	4.59%	5.31%	5.57%	5.81%
Total return (c)	(12.26)%	2.03%	0.42%	11.74%	(5.52)%

Income
Units	1,940	1,940	1,940	2,404	3,071
Unit value	$32.07	$39.00	$40.10	$36.73	$33.09
Net assets	$62,219	$75,666	$77,788	$88,323	$101,617
Ratio of expenses to net assets (a)	2.30%	2.30%	2.3030	2.3030	2.30%
Investment income ratio (b)	3.48%	2.78%	2.95%	3.39%	3.68%
Total return (c)	(17.77)%	(2.73)%	9.16%	11.01%	(4.55)%

Large Cap Growth
Units	6,184	6,184	6,184	6,594	7,202
Unit value	$123.14	$189.87	$157.99	$112.79	$86.84
Net assets	$761,534	$1,174,173	$977,046	$743,743	$625,408
Ratio of expenses to net assets (a)	2.30%	2.30%	2.30%	2.30%	2.30%
Investment income ratio (b)	0.00%	0.13%	0.31%	0.01%	0.39%
Total return (c)	(35.14)%	20.18%	40.07%	29.88%	0.16%

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018

Money Market
Units	—	—	—	—	—
Unit value	$1.20	$1.21	$1.24	$1.27	$1.27
Net assets	—	—	—	—	—
Ratio of expenses to net assets (a)	2.30%	2.30%	2.30%	2.30%	2.30%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	(0.93)%	(2.27)%	(1.99)%	(0.84)%	(0.84)%

(a)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.